10.1 (1) Form of Subscription Agreement


                             SUBSCRIPTION AGREEMENT
                             ----------------------

                              AUTOCARBON.COM, INC.

         General. Pursuant to the terms of the offer made by Autocarbon.com, Inc. (the "Company"), a Delaware Corporation, the undersigned hereby tenders this subscription and applies for the purchase of the number of Units, of common stock and warrants, set forth on the signature page of this Agreement, of the Company's common stock, having par value of $.0001 per share (the "Common Stock"), at a purchase price of $0.50 per Unit.
         Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company (and others) as follows:
         The undersigned has received and carefully reviewed certain information relating to the company's prospects and operations. The undersigned has not been furnished with any other materials or literature relating to the offer and sale of the Securities, and the undersigned agrees this subscription is irrevocable with the purchase price being non-refundable. except as otherwise expressly stated in the Memorandum;
         The undersigned has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the investment, and all such questions, if any, have been answered to the full satisfaction of the undersigned;
         The undersigned has such knowledge and expertise in financial and business matters such that the undersigned is capable of evaluating the merits and risks involved in an investment;
         No representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than the results of independent investigation by the undersigned;
         The undersigned agrees to re-execute any further documents requested by the company.
         The undersigned understands that (A) the Shares have not been registered under the Securities Act or the securities laws of any state; (B) these shares may be "restricted securities" as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer under the 504(D) Regulation; (D) the Company is under no obligation to register these common shares under the Act or any state securities laws, or to take action to make any exemption from any such registration provisions available; and (E) the certificates for these common shares may bear a legend or the Transfer Agent may be notified that the transfer of the these common shares that the shares may not be sold or transferred for a minimum of six (6) months from the date of purchase as to the first share of the Unit and one (1) year as to the second share of the Unit;



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         The undersigned is acquiring these shares solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;
         The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms.

         The   undersigned  has  executed  this   Subscription   Agreement  this
__________day of __________, 2001.


SIGNATURE PAGE
--------------

Corporation or Other Signature:          - or -            Individual Signature:


________________________________        ______________________


BY:_____________________________        ______________________
                                             Signature(s)


____________________________________
Print Name & Title of Person Signing         Print Name(s)


                                                     Print Name(s)
Number of Units Subscribed for ____________________:
         (All Subscribers should please print information below exactly as they wish it to appear in the records of the Company.)
Certificate in the Name of : ___________________ Amount of Certificates: ______ Social Security Number of Individual
 or Other Corporate Taxpayer ID. Number ___________________________
                   Address:

                   ______________________________________________________
                   Number and Street

                   ______________________________________________________
                   City                     State              Zip Code

                   Telephone Number



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Please check the box to indicate the form of ownership (if applicable):

_______TENANTS-IN-COMMON                      _______JOINT TENANTS WITH RIGHT OF
   (All parties must sign)                            SURVIVORSHIP
                                                   (All parties must sign above)
                                         _______TENANTS BY THE ENTIRETIES
                                                  (Both parties must sign above)
All Parties Must Sign:



                           ACCEPTANCE OF SUBSCRIPTION


                              AUTOCARBON.COM, INC.



The foregoing subscription is hereby accepted this _______day of ________, 2001,

for _________ Units of Common Stock of the Company,


                            AUTO CARBON.COM, INC.


                            BY: ____________________
                                Authorized Signature






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